                                  UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                            ERGO SCIENCE CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[]  Fee computed on table below per Exchange Act Rules 14a -6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                               -------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    (3) Filing Party:
                     -----------------------------------------------------------
    (4) Date Filed:
                   -------------------------------------------------------------

                            ERGO SCIENCE CORPORATION
                              790 TURNPIKE STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 689-0333

                        --------------------------------

                  NOTICEOF ANNUAL MEETING OF STOCKHOLDERS TO BE

                        HELD ON FRIDAY, NOVEMBER 15, 2002

                        --------------------------------

      We will hold the 2002 annual meeting of stockholders of Ergo Science Corporation, a Delaware corporation, at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, on Friday, November 15, 2002, at 10:00 a.m., local time, for the following purposes:

      1. To re-elect two Class I directors to serve for a three-year term ending at the annual meeting of stockholders in 2005 and until their succes sors are duly elected and qualified or their earlier resignation or removal.

      2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2002.

      3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      This notice is accompanied by a form of proxy, a proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2001 and our Quarterly Report on Form 10-Q for our fiscal quarter ended June 30, 2002. These items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed Tuesday, October 1, 2002 as the record date to determine the stockholders entitled to receive notice of and to vote at the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days before the date of the annual meeting at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IF YOU ARE A HOLDER OF SHARES OF OUR COMMON STOCK, PLEASE COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD IN THE ACCOMPANYING RETURN ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING BY DELIVERING TO US A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT BROKER, BANK OR OTHER NOMINEE.

                                        By Order of the Board of Directors,

                                        -------------------------------------
                                        David R. Burt
                                        CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE
                                        OFFICER AND SECRETARY

North Andover, Massachusetts
October 11, 2002

                            ERGO SCIENCE CORPORATION
                              790 TURNPIKE STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 689-0333

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2002

      This proxy statement is furnished to stockholders of Ergo Science Corporation, a Delaware corporation, in connection with the solicitation by the board of directors of Ergo Science of proxies in the accompanying form for use in voting at an annual meeting of stockholders to be held on Friday, November 15, 2002, at 10:00 a.m., local time, at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, and at any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked, will be voted at the annual meeting. This proxy statement, the accompanying Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders on or about October 14, 2002.

      At the annual meeting, you will be asked to consider and vote on proposals to:

            o re-elect two Class I directors to serve for a three-year term ending at the annual meeting of stockholders in 2005 and until their successors are duly elected and qualified or their earlier resignation or removal;

            o ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2002; and

            o transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Our board of directors unanimously recommends that you re-elect the directors whose term expires at the annual meeting and ratify the appointment of our independent accountants.

RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM

      Your board of directors has fixed the close of business on Tuesday, October 1, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting. As of the close of business on the record date, we had issued and outstanding 7,149,578 shares of our common stock, each of which is entitled to one vote for or against all matters presented at the annual meeting. The presence at the annual meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, in person or by proxy, the annual meeting may be adjourned until a later time when a quorum is obtained. The holders of shares of series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

 SOLICITATION AND VOTING PROCEDURES

      The accompanying proxy card is designed to permit each stockholder of record at the close of business on the record date to vote on the matters described in the accompanying Notice of Annual Meeting of Stockholders. The proxy card provides space for a stockholder to vote for, against or abstain from voting on all proposals. Votes of attending stockholders will be taken by written ballots. Shares of our common stock that are entitled to vote and that are represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of our common stock represented by a properly executed proxy will be voted FOR the proposal to re-elect the directors whose terms expire at the annual meeting and FOR the proposal to ratify the appointment of our independent accountants.

            The re-election of the directors at the meeting will be approved by a plurality of the shares of the common stock present or represented by proxy and entitled to vote at the annual meeting. Withholding authority to vote for the re-election of a director will have no effect on the outcome of the vote.

            The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002 will have the effect of a vote against this proposal.

      We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solicitation of proxies from the holders of common stock. We have retained Georgeson Shareholder Communications to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses, incurred in doing so.

REVOCATION OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to the Secretary of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered. Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to the Secretary of Ergo Science at its principal executive offices listed previously, and must be received before the taking of the votes at the annual meeting.

      If you have any questions or require additional material, please contact Lisa DeScenza, in our Investor Relations Department, at (978) 689-0333.

              The date of this proxy statement is October 11, 2002.

     It is first being mailed to stockholders on or about October 14, 2002.

                        SOURCE OF ADDITIONAL INFORMATION

      This proxy statement incorporates important business and financial information about us that is not included in, or delivered with, this document. We will provide you with copies of this information that has been incorporated by reference, without charge, upon written or oral request to:

                            ERGO SCIENCE CORPORATION
                         790 Turnpike Street, Suite 202
                            North Andover, MA 01845
                                 (978) 689-0333
                         Attention: Investor Relations

If you would like to request documents, please do so by Tuesday, November 5, 2002 in order to obtain them before the annual meeting.

                               TABLE OF CONTENTS

                                                                            PAGE

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO BE VOTED UPON.....................2
THE ANNUAL MEETING.............................................................3
MATTERS TO BE CONSIDERED.......................................................3
SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE...........................3
VOTES REQUIRED.................................................................3
VOTING, SOLICITATION AND REVOCATION OF PROXIES.................................4
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................5
DIRECTORS AND EXECUTIVE OFFICERS...............................................5
COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS..............................7
COMPENSATION OF DIRECTORS......................................................7
EXECUTIVE COMPENSATION.........................................................8
OPTION GRANTS IN LAST FISCAL YEAR..............................................8
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR-END OPTION VALUES..............8
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT................................9
DIRECTOR AND OFFICER INDEMNIFICATION...........................................9
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION........................9
PERFORMANCE GRAPH.............................................................11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................12
REPORT OF THE AUDIT COMMITTEE.................................................13
CERTAIN TRANSACTIONS..........................................................14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................14
PROPOSAL 2 - INDEPENDENT ACCOUNTANTS..........................................15
OTHER MATTERS.................................................................15
STOCKHOLDER PROPOSALS.........................................................15

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           QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO B E VOTED UPON

      Q:    What is the time and place of the annual meeting?

      A:    Our 2002 annual meeting of stockholders will be held at The
Highlander Inn, 2 Highlander Way, Manchester, New Ha mpshire 03103, on Friday, November 15, 2002 at 10:00 a.m.

      Q:    What is the record date?

      A:    The close of business on Tuesday, October 1, 2002.

      Q:    As stockholder of Ergo what should I do now?

      A:    You should date, sign and mail your proxy card in the enclosed postage paid envelope, as soon as possible, so that your shares will be represented at the annual meeting. Our board of directors unanimously recommends that you vote FOR the directors nominees, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

      Q:    Can I change my vote after I have mailed in a signed proxy card?

      A:    Yes. You can change your vote at any time before your proxy is voted at the annual meeting in one of the following ways: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to the Secretary of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.

      Q:    Whom should I call with questions?

      A:    If you have questions about the annual meeting or how to vote your shares, please call Lisa DeScenza in our Investor Relations Department at (978) 689-0333.









--------------------------------------------------------------------------------

                               THE ANNUAL MEETING

      We are furnishing this proxy statement to holders of shares of common stock in connection with the solicitation of proxies for use at the 2002 annual meeting of Stockholders to be held at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, on Friday, November 15, 2002 at 10:00 a.m. local time, and at any adjournments or postponements thereof.

                            MATTERS TO BE CONSIDERED

      At the annual meeting, you will be asked to consider and vote upon proposals to:

            o re-elect two directors as Class I directors to serve for a three-year term ending at the annual meeting of stockholders in 2005 and when their successor are duly elected and qualified or their earlier resignation or removal;

            o ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002; and

            o transact such other business as may properly come before the annual meeting.

              SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

      Only the holders of record of the outstanding shares of the common stock at the close of business on Tuesday, October 1, 2002, the record date, will be entitled to notice of and to vote at the annual meeting. On the record date there were 7,149,578 shares of the common stock issued and outstanding. Holders of record of the common stock at the close of business on the record date will be entitled to one vote per share of common stock. The holders of shares of our series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

                                 VOTES REQUIRED

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes, as defined below, are counted as present or represented at the meeting for purposes of determining whether a quorum exists. The votes required to approve each of the proposals are as follows:

            o The re-election of the directors at the meeting will be elected by a plurality of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

            o The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.

      If you hold your shares of common stock through a broker, bank or other representative, generally, the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

            o As to the re-election of directors, broker non-votes are not deemed to be present or represented and entitled to vote, and therefore will have no effect on the outcome of the vote. Withholding authority to vote for the re-election of a director will have no effect on the outcome of the vote.

            o As to the approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002 , broker non-votes are not deemed to be present or represented and entitled to vote, and therefore will have no effect on the outcome of the vote. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002 will have the effect of a vote against this proposal.

      As of the record date, directors and executive officers and their affiliates as a group, consisting of six persons, beneficially owned 2,095,475 shares of common stock, exclusive of presently exercisable stock options. This number of shares represented 29.3% of the aggregate number of votes entitled to be cast at the annual meeting. Such persons have indicated that they intend to vote all such shares in favor of all the proposals. None of them will receive any benefits pursuant to any current employment agreement or employee benefit or stock option plan as a result of any of the proposals. Based on documents filed with the Securities and Exchange Commission, as of the record date, Court Square Capital Limited beneficially owned 1,639,955 shares of common stock, representing 22.9% of the aggregate number of votes entitled to be cast at the annual meeting. Court Square has indicated that it intends to vote in favor of all of the proposals.

                        VOTING, SOLICITATION AND REVOCATION OF PROXIES

      Any holder of common stock who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by one of the following methods:

            o attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy),

            o giving notice of revocation of your proxy at the annual meeting, or

            o delivering to the Secretary of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered

      Stockholders who have executed a proxy but intend to vote in person are requested to notify us prior to the time of the annual meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to: David R. Burt, Secretary, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts, 01845. Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.

      Shares of common stock held by beneficial owners and represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on properly executed proxies that are received, such proxies will be voted for the re-election of the Class I directors and for the ratification of the appointment of PricewaterhouseCoopers as our independent accountants. The board of directors knows of no other business to be brought before the annual meeting. However, all properly executed proxies received will be voted in the discretion of the proxy holders as to any other matter which may properly come before the annual meeting. A broker "non-vote" will have no effect with respect to the other proposals.

      We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solic itation of proxies from the holders of common stock. We have retained Georgeson Shareholder Communications to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses, incurred in doing so.
                                       4

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      Our restated certificate of incorporation provides for a classified board of directors. The board of currently consists of five members, classified into three classes as follows: William T. Comfort III and Charles E. Finelli constitute a class which expires at the upcoming annual meeting; Thomas F. McWilliams and J. Warren Huff constitute a class with terms ending in 2003; and David. R. Burt constitutes a class with a term ending in 2004. At each annual meeting of stockholders, directors elected for a full term of three years to succeed those directors whose terms are expiring.

      The board of directors has voted:

            o to nominate William T. Comfort III and Charles E. Finelli at the annual meeting for a term of three years to serve until the 2005 annual meeting of stockholders, and until their successor are elected and qualified or their earlier resignation or removal; and

            o unless authority to vote for the nominees named above is withheld, the shares represented by the proxy will be voted FOR the re-election of William T. Comfort III and Charles E. Finelli as a members of our board of directors. In the event that Mr. Comfort or Mr. Finelli shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other persons as the board of directors may recommend. The board of directors has no reason to believe that Mr. Comfort or Mr. Finelli will be unable or unwilling to serve.

      APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

      The affirmative vote of holders of a plurality of the votes cast at the annual meeting is required to re-elect Mr. Comfort and Mr. Finelli as Class I directors.

      THE BOARD OF DIRECTORS RECOMMENDS THE RE- ELECTION OF WILLIAM T. COMFORT III AND CHARLES E. FINELLI AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THEIR ELECTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                        DIRECTORS AND EXECUTIVE OFFICERS

      Under our restated certificate of incorporation, the number of members of our board of directors is fixed from time to time by the board of directors. The board of directors currently consists of five members, classified into three classes as follows: William T. Comfort III and Charles E. Finelli constitute a class which expires at the upcoming annual meeting, the Class I directors; Thomas F. McWilliams and J. Warren Huff constitute a class with terms ending in 2003, the Class II directors; and David R. Burt constitutes a class with a term ending in 2004, the Class III director. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

      The board of directors has voted to nominate William T. Comfort III and Charles E. Finelli for re-election at the annual meeting for a term of three years, to serve until the 2005 annual meeting of stockholders, and until their successor have been elected and qualified. The Class II directors (Thomas F. McWilliams and J. Warren Huff) and the Class III director (David R. Burt) will serve until the annual meetings of stockholders to be held in 2003 and 2004, respectively, and until their respective successors have, been elected and qualified.

      The following table provides information concerning our executive officer and directors:


Name                                    Age   Position with the Company
----                                   -----  ------------------------------------------

David R. Burt(1).....................   39    Chairman of the Board, President, Chief
                                              Executive Officer, Secretary and Director

William T. Comfort III(2)............   36    Director

Charles E. Finelli(3)................   38    Director

J. Warren Huff(4)....................   48    Director

Thomas F. McWilliams(4)..............   59    Director

-----------------------
(1)   Member of the nominating committee.

(2)   Member of the compensation committee and nominating committee.

(3)   Member of the audit committee.

(4) Member of the audit committee, compensation committee and nominating committee.

      Executive officers are generally elected annually by the board of directors to serve at the discretion of the board of directors. A brief biography of each director and the executive officer follows:

      DAVID R. BURT, Class III director, joined us as Vice President, Corporate Development, in March 1993. He was appointed Secretary in March 1997. In March 1999, Mr. Burt was appointed as a director. He also was appointed President and Chief Executive Officer in March 1999 and Chairman of the board of directors in April 2001. Mr. Burt also serves as the President and Chief Executive Officer and a director of J.L. Halsey Corporation, formerly known as NAHC, Inc., a company formerly in the healthcare industry. From 1990 until 1993, Mr. Burt practiced corporate and securities law at Johnson & Gibbs, PC, a law firm in Dallas, Texas. Mr. Burt's practice involved representing issuers and underwriters in financing transactions in a variety of high technology industries. Mr. Burt received a B.A. in government from Dartmouth College and a J.D. from the University of Maryland Law School. Before attending law school, Mr. Burt worked on the staff of United States Senator Paul S. Sarbanes.

      WILLIAM T. COMFORT III, Class I director, joined our board of directors in January 2001. Mr. Comfort was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000. He now serves as a consultant to Citicorp Venture Capital ("CVC"). Mr. Comfort is a director of J.L. Halsey Corporation and numerous public and private companies as a representative of CVC Capital Partners and CVC from which he has resigned. Mr. Comfort received his J.D. and L.L.M. in tax from New York University School of Law.

      CHARLES E. FINELLI. Class I director, joined our board of directors in March 2001. Mr. Finelli has been in the private practice of law for seven years specializing in litigation. He is a director of J.L. Halsey Corporation. Mr. Finelli received his J.D. from the University of Arkansas School of Law.

      J. WARREN HUFF, Class II director, joined our board of directors in February 2001. Mr. Huff is a Venture Partner with StarTech Medical Ventures and is the Founding Chief Executive Officer of Reata Discovery, Inc., a biopharmaceutical company based in Dallas, Texas. From 1998 until 2001, Mr. Huff was President and Chief Executive Officer of OpenPages, Inc. a privately-held company in the content production software industry. From 1997 to 1998, Mr. Huff was President and Chief Executive Officer of InLight, Inc., a privately held medical education software company that he founded. From 1992 until 1996, Mr. Huff was our President. Mr. Huff received his J.D. from the Southern Methodist University School of Law and graduated magna cum laude with a B.A. in business administration from University of Texas at Austin.

      THOMAS F. MCWILLIAMS , Class II director, joined our board of directors during September 1992 in connection with the purchase of our convertible securities by Citicorp Venture Capital, Ltd. Mr. McWilliams is a Managing Director of Citicorp Venture Capital, an affiliate of Court Square, where he has been employed since 1983. He is a director of MMI Products, Inc., a company engaged in the manufacture and distribution of products used in the commercial, infrastructure and residential construction industries Hydrochem Industrial Services, Inc., a company engaged in providing industrial cleaning services, Royster-Clark Group, a distributor of agricultural products and a number of other privately owned companies. Mr. McWilliams received his A.B. from Brown University and his M.B.A. from the Wharton School, University of Pennsylvania.

                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

      MEETING ATTENDANCE. During the fiscal year ended December 31, 2001 there were five meetings of the board of directors, and the various committees of the board of directors met a total of three times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board on which he served during fiscal 2001. The board of directors has three standing committees: the audit committee, the compensation committee, and the nominating committee.

      AUDIT COMMITTEE. The audit committee, which met one time in fiscal 2001, has three members, Thomas F. McWilliams, J. Warren Huff and Charles E. Finelli. The audit committee reviews the engagement of our independent accountants, reviews our financial statements, considers matters relating to our accounting policy and internal controls and reviews the scope of our annual audits.

      COMPENSATION COMMITTEE. The compensation committee, which met one time during fiscal 2001, has three members, Thomas F. McWilliams (Chairman), William
T. Comfort III and J. Warren Huff. The compensation committee reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. The board of directors designated the compensation committee as the administrator of our incentive plan. In addition, the board of directors has designated the compensation committee as the administrator of the 2001 stock plan.

      NOMINATING COMMITTEE. The nominating committee met one time during fiscal 2001 and has four members, Thomas F. McWilliams (Chairman), William T. Comfort III, David R. Burt and J. Warren Huff. The nominating committee's role, following consultation with the other members of the board of directors, is to make recommendations to the full board of directors as to the size and composition of the board of directors and to make recommendations as to individual nominees. In recommending candidates to the board of directors, the nominating committee seeks persons with, among other things, proven judgment and experience. The nominating committee will not consider nominees recommended by stockholders.

                            COMPENSATION OF DIRECTORS

      Our policy is to pay little or no compensation to members of the board of directors for attending meetings of the board of directors and its committees. Charles E. Finelli has received $10,000 as compensation in each of the last two years. We reimburse directors for the expenses incurred in attending meetings of the board of directors and its committees. In June 1996, our stockholders approved the non-employee director plan. The non-employee director plan provides for an initial grant of a nonqualified stock option for 10,000 shares of common stock to each non-employee director upon first being elected or appointed to serve on the board of directors. Mr. McWilliams, who was serving as a non-employee director when the non-employee director plan was approved, received an initial grant of a nonqualified stock option for 10,000 shares of common stock with a deemed grant date of May 15, 1996. In addition, in accordance with the terms of the non-employee director plan, each non-employee director is granted a second nonqualified stock option for 10,000 shares of common stock on the second anniversary of the grant date of their initial grant. Each option under the non-employee director plan has an exercise price equal to the fair market value of the common stock on the grant date. These options become exercisable in equal increments on the first and second anniversary of their date of grant and will expire ten years after the grant date if not exercised. If a change in control occurs, all stock options granted under the non-employee director plan will become fully exercisable. On March 27, 2001, our board of d-irectors granted nonqualified stock options for 35,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the grant date, without giving effect to the 1-for-2 exchange ratio, to each of Messrs. Comfort, Finelli and Huff. Each of these options vests in equal installments
                                       7
of 7,000 shares on each of the first five anniversaries of March 27, 2001 provided that the holder participates in at least 75% of all meetings of our board of directors for the preceding year.

      The total number of shares of common stock authorized for issuance under the non-employee director plan is 200,000 and options with respect to 50,000 shares have been granted and remained outstanding as of June 30, 2002.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following Summary Compensation Table sets forth summary information as to compensation received by the chief executive officer who was the only executive officer who was employed by us in 2001 for services rendered in all capacities during the three fiscal years ended December 31, 2001.

                                                                                LONG-TERM COMPENSATION
                                                                     ----------------------------------------------------
                                         ANNUAL COMPENSATION                 AWARDS              PAYOUTS
                                  ---------------------------------  --------------------------  -------
NAME AND PRINCIPAL                                                   RESTRICTED SECURITIES
POSITION AT JUNE 30,                                  OTHER ANNUAL   STOCK      UNDERLYING       LTIP     ALL OTHER
2001                     YEAR     SALARY    BONUS(1)  COMPENSATION   AWARDS     OPTIONS/SARS(#)  PAYOUTS  COMPENSATION(2)
-----------------------  -------  --------  --------  -------------  ---------- ---------------  -------  ---------------
David R. Burt...
Chairman, President,     2001(3)  $150,000  $--       $--            --         27,500           $--      $1,500
Chief Executive          2000     $170,000  $--       $--            --         --               $--      $1,708
Officer and Secretary    1999     $200,000  $40,000   $--            --         --               $--      $2,000

      (1) 1999 bonuses were expensed and paid in 2000. No bonuses were paid for 2000 or 2001.

      (2) All other compensation consists of matching contributions made under the Company's 401(k) plan.

      (3) Mr. Burt was appointed chairman of the board of directors, in March 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

      During 2001, we granted 27,500 options to the chief executive officer and 50,000 to the other directors of the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

      The following table provides information about the number of shares issued upon option exercises and the value realized by Mr. Burt during 2001. The table also provides information about the number and value of options held by Mr. Burt at December 31, 2001.

                                                        NUMBER OF SECURITIES    VALUE OF THE UNEXERCISED IN -
                                                       UNDERLYING UNEXERCISED    THE-MONEY OPTIONS AT FISCAL
                                                     OPTIONS AT FISCAL YEAR-END           YEAR-END(2)
                                                     -------------------------- -----------------------------
                            SHARES
                          ACQUIRED ON     VALUE
                            EXERCISE    REALIZED(1)  EXERCISABLE  UNEXERCISABLE EXERCISABLE     UNEXERCISABLE
                          -----------   -----------  -----------  ------------- -----------     -------------
David R. Burt...........           --   $        --       84,625         20,625       1,720                --

      (1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continued to be held by Mr. Burt exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

      (2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for common stock of $2.03, the closing sale price per share of common stock as reported in the OTC Bulletin Board on Friday, December 31, 2001.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

      David R. Burt is an employee-at-will because we did not renew our employment agreement with him when it expired in October 1998. Mr. Burt's current base salary is $150,000. The compensation committee may increase this base amount at its discretion.

                      DIRECTOR AND OFFICER INDEMNIFICATION

      We have entered into indemnification agreements with each of our directors and executive officer, agreeing to indemnify the director or officer to the fullest extent permitted by law, and to advance expenses, if the director or officer becomes a party to or witness or other participant in any threaten, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of ours or a subsidiary of ours another entity at our request, unless a reviewing party, either outside counsel or a committee appointed by the board of directors, determines that the person would not be entitled to indemnification under applicable law. In addition, if a change-in-control or a potential change-in-control occurs, and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to such an event. The reviewing party will determine the amount deposited in the trust. An indemnitee's rights under the indemnification, agreement are not exclusive of any other rights under the restated certificate of incorporation or bylaws, as amended, or applicable law.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE EXECUTIVE COMPENSATION PROGRAM

      Our executive compensation program is designed to attract, motivate and retain the individuals that we need to maximize our return to stockholders. To meet this overall objective, we provide competitive compensation opportunities and incentive award payments based on Company and individual performance. We attempt to provide our executive with a compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or have similar qualifications in other organizations of our size and in our industry.

      CASH COMPENSATION. Cash compensation set forth in the Summary Compensation Table consists of a base salary and an annual bonus. The compensation committee believes that base salaries are consistent with base salaries of executives holding similar positions with other companies at a stage of development comparable to ours. The compensation committee determines an executive's competitive level of compensation based on information from a variety of sources, including proxy statements of other companies and special surveys. The compensation committee believes it is crucial to provide salaries within a competitive market range to attract and retain talented executives. The specific competitive markets considered depend on the nature and level of the executive position in question and the labor markets from which qualified individuals would be recruited. Annual salary increases for the executives may be given based on general levels of market salary increase, individual performance and overall financial results without any specific weighting among these factors. Any base salary increases are expected to be consistent with the philosophy of pay-for-performance.

      An executive may also be awarded a cash bonus as a percentage of base pay within a pre-determined range established by the board of directors. Within that range, an executive's cash bonus will be determined by the board of directors in proportion to the extent to which the performance objectives established by the board of directors for that executive are met or exceeded. These objectives typically focus on results of the Company's operations and accomplishments.

      INCENTIVE PLAN. Equity based incentive compensation may be awarded to executives under our incentive plan. The incentive plan allows grants of stock options, SARs and restricted stock awards. To date, only stock options have been awarded under the incentive plan. The compensation committee believes that providing equity based compensation to executives can be critical in attracting and retaining qualified individuals and in bringing out their superior performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

      As previously described, we structure the pay for all executives, including the chief executive officer, considering both a pay-for-performance philosophy and market rates of compensation for the position. In March 1999, David R. Burt, formerly the Company's vice president, Corporate Development, was elected president and chief executive officer. Specific actions taken by the compensation committee in 2001 regarding the compensation of Mr. Burt are summarized below:

      BASE SALARY. Commensurate with Mr. Burt's duties as president and chief executive officer, Mr. Burt's annual base salary is $150,000.

      BONUS. Mr. Burt did not receive a cash bonus for fiscal year 2001.

      INCENTIVE PLAN. Mr. Burt was granted 27,500 options to purchase shares of common stock during 2001. Mr. Burt had 84,625 vested exercisable stock options as of December 31, 2001.

                                     COMPENSATION COMMITTEE
                                     William T. Comfort III
                                     J. Warren Huff
                                     Thomas F McWilliams, Chairman

                                PERFORMANCE GRAPH

      The Performance Graph compares our cumulative total return, the NASDAQ Stock Market (U.S. Companies) and NASDAQ Pharmaceutical Stocks. The graph assumes that $100 was invested in the stock or the index on December 31, 1996 and assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                            ERGO SCIENCE CORPORATION

               PRODUCED ON 10/08/2002 INCLUDING DATA TO 12/31/2001


                              [PERFORMANCE GRAPH]



-----------------------------------------------------------------------------------------------------------------------
                                                  LEGEND

SYMBOL     CRSP TOTAL RETURNS INDEX FOR:                   12/1996   12/1997  12/1998  12/1999  12/2000  12/2001
------     -----------------------------                   -------   -------  -------  -------  -------  -------
_______    Ergo Science Corporation                          100.0     116.2     16.8     20.0     10.5     17.1

___ ___    Nasdaq stock Market (US Comapnies)                100.0     122.5    172.7    320.3    192.8    153.0

_ _ _ _    NASDAQ Stocks (SIC 2830-2839 US Companies)        100.0     104.2    133.7    257.4    316.7    269.4
           Drugs

NOTES:

    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.0 on 12/31/1996.
    E. May through December 2001 month-end data for Ergo Science Corporation provided by the client.
-----------------------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the shares of common stock as of June 30, 2002, by:

            o each person we know to be the beneficial owner of 5% or more of the outstanding shares of common stock based on our review of filings made with the Securities and Exchange Commission;

            o     the executive officer;

            o     each director; and

            o     the executive officer and the directors as a group.

      Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                                                                  SHARES BENEFICIALLY OWNED(2)

NAME AND ADDRESS OF BENEFICIAL OWNER(1)                             NUMBER           PRESENT
--------------------------------------------------------------   --------------  --------------
Court Square Capital Limited
399 Park Avenue
New York, New York 10043......................................    1,639,955(3)          22.9%

David R Burt..................................................       84,753(4)             *

Thomas F. McWilliams..........................................    1,649,955(5)          23.0%

William T. Comfort, III.......................................      352,267(6)           4.9%

Charles E. Finelli............................................        2,500(7)             *

J. Warren Huff................................................        6,000(8)             *

All directors and the current executive officer as a group
(five persons)................................................    2,095,475(9)          29.3%

-------------------------

      * Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

      (1) The address of all individual directors and the executive officer is Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

      (2) The number of shares of common stock issued and outstanding on June 30, 2002 was 7,149,578. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at June 30, 2002, plus shares of common stock subject to options held by such person at June 30, 2002, and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

      (3) This information, except the percentage beneficially owned, is based solely on a Schedule 13D filed on September 11, 2000 with the Securities and Exchange Commission by Citigroup, Inc. Consists of 1,639,955 post split shares of common stock held by Court Square. Court Square, Citicorp Banking Corporation, Citicorp, Citigroup Holdings Company and Citigroup may be deemed to share the voting and dispositive power of the 1,639,955 post split shares of common stock directly beneficially owned by Court Square by virtue of, Citicorp Bankings 100% ownership interest in Court Square, Citicorps 100% ownership interest in Citicorp Banking, Citigroup Holdings 100% ownership interest in Citicorp and Citigroups 100% interest in Citigroup Holdings.

Citigroup may also be deemed to share the voting and dispositive power of the 3,000 shares of common stock directly beneficially owned by certain other subsidiaries of Citigroup. Does not include shares issuable upon the closing of the transactions contemplated by the purchase agreement.

      (4) Includes shares of common stock subject to stock options held by Mr. Burt on June 30, 2002, and exercisable within 60 days thereafter, and 50 shares of common stock owned by Mr. Burt's daughter.

      (5) Includes 10,000 shares of common stock subject to stock options held by Mr. McWilliams on June 30, 2002, and exercisable within 60 days thereafter, and 1,639,955 shares owned by Court Square, as to which Mr. McWilliams disclaims beneficial ownership.

      (6) Does not include 6,000 shares of common stock subject to stock options held by Mr. Comfort on June 30, 2002, and exercisable within 60 days thereafter, which pursuant to a letter agreement, dated as of June 30, 2002, by and between the Company and Mr. Comfort, will not be exercisable until April 1, 2003.

      (7) Shares of common stock subject to stock options held by Mr. Finelli on June 30, 2002, and exercisable within 60 days thereafter.

      (8) Shares of common stock subject to stock options held by Mr. Huff on June 30, 2002, and exercisable within 60 days thereafter.

      (9) Includes 103,125 shares of common stock subject to stock options held by the directors and the executive officer on June 30, 2002, and exercisable within 60 days thereafter. See note 5 for further details concerning shares as to which Mr. McWilliams disclaims beneficial ownership.

                          REPORT OF THE AUDIT COMMITTEE

      The audit committee of the board of directors consists of Mr. McWillams, Mr. Huff and Mr. Finelli, each of whom meet the independence and experience requirements of the Nasdaq National Market System and Mr. McWilliams. Although Mr. McWilliams does not meet the independence requirements of the Nasdaq National Market System because he is an employee of one of our affiliates, the board of directors requested that he continue to serve as a member of the audit committee in order that we might benefit from his extensive financial knowledge and experience, as well as to maintain a level of continuity of membership on the committee. The audit committee has furnished the following report:

      The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the board of directors. The audit committee plans to review and reassess its charter annually and to recommend any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the audit committee took the following actions:

            o Reviewed and discussed the audited financial statements for the fiscal year ended Decemb er 31, 2001 with management and PricewaterhouseCoopers LLP, our independent auditors;

            o Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

            o Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The audit committee further discussed with PricewaterhouseCoopers LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

      The audit committee reviewed the audited financial statements and had discussions with management and PricewaterhouseCoopers LLP regarding the audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commis sion. Based upon its review and discussions, the audit committee recommended to our board of directors that the audited financials for the fiscal year ended December 31, 2001 be included in the annual report on Form 10-K.

                                      AUDIT COMMITTEE
                                      Charles E. Finelli
                                      J. Warren Huff, Chairman
                                      Thomas F. McWilliams

                              CERTAIN TRANSACTIONS

      We have entered into a common stock purchase agreement with Court Square Capital Limited. Mr. McWilliams, one of our directors, is also a Managing Director of Court Square. Subject to a number of conditions, including the consummation of a qualifying acquisition, Ergo Science may issue and Court Square and its affiliates may purchase, up to 3,750,000 shares of its common stock, at a per share price of $2.30 subject to further adjustment.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the compensation committee are J. Warren Huff, William T. Comfort III and Thomas F. McWilliams. Neither of these members is our employee. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of any changes in ownership of our common stock and other equity securities. Based on our review of forms furnished to us and written representations from reporting persons, we believe that all filing requirements applicable to executive officers, directors, and 10% beneficial owners were complied with during 2001.

                      PROPOSAL 2 - INDEPENDENT ACCOUNTANTS

      The board of directors has appointed PricewaterhouseCoopers, LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2002. The board of directors proposes that the stockholders ratify the appointment of PricewaterhouseCoopers to audit our financial statements for the fiscal year ended December 31, 2001. The Company expects that representatives of PricewaterhouseCoopers will be present at the annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      In the event that ratification of the appointment of PricewaterhouseCoopers as our independent accountants is not obtained at the annual meeting, the board of directors will reconsider its appointment.

         APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

      The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent accountants.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

AUDIT FEES

      We paid PricewaterhouseCoopers, LLP a total of $51,000 for their audit of our annual financial statements for the fiscal year ended December 31, 2001 and for their review of our quarterly reports on Form 10-Q filed during the last fiscal year.

ALL OTHER FEES

      During our fiscal year ended December 31, 2001, we paid
PricewaterhouseCoopers LLP a total of $15,839 for their provision of proxy related advice. The audit committee has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                              STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2003, stockholder proposals must be received no later than June 15, 2003 to be considered for presentation at such annual meeting. Although not included in the proxy statement, proposals must be received no later than sixty days before the annual meeting or (if later) ten days after the first public notice of the meeting. Proposals received after that date will not be voted on at the 2003 annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Secretary, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

                                       By Order of the Board of Directors,

                                       /s/ David R. Burt
                                       -----------------
                                       David R. Burt
                                       CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE
                                       OFFICER AND SECRETARY

Dated: October 11, 2002